FUNDS FOR INSTITUTIONS SERIES

BlackRock Government Institutional Fund

(the “Fund”)

Supplement dated March 2, 2016 to the Summary Prospectus of the Fund, dated January 4, 2016

The Board of Trustees of Funds For Institutions Series (the “Board”), on behalf of the Fund, recently approved certain changes to the principal investment strategies of the Fund in order to restrict the Fund’s eligible investments as described below. The Fund would continue to meet the definition of a “government money market fund” under Rule 2a-7 under the Investment Company Act of 1940, as amended. The Board has chosen not to subject the Fund to discretionary or default liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets. In connection with such changes, the Board also approved a change in the name of the Fund and the master portfolio corresponding to the Fund. These changes will become effective May 2, 2016. Investors should review carefully the specific changes to the summary prospectus of the Fund, which are detailed below.

Accordingly, effective May 2, 2016, the Fund’s summary prospectus is amended as follows:

Changes in the Fund’s and Master Portfolio’s Name

BlackRock Government Institutional Fund is renamed “BlackRock Treasury Strategies Institutional Fund”

Master Government Institutional Portfolio is renamed “Master Treasury Strategies Institutional Portfolio”

Changes in the Fund’s Strategies

The section of the summary prospectus entitled “Key Facts About BlackRock Government Institutional Fund—Principal Investment Strategies of the Fund” is deleted in its entirety and replaced with the following:

Principal Investment Strategies of the Fund

BlackRock Treasury Strategies Institutional Fund (“Treasury Strategies Institutional Fund”) will invest 100% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Treasury, and repurchase agreements with the Federal Reserve Bank of New York secured by U.S. Treasury obligations. The Fund invests in securities maturing in 397 days (13 months) or less (with certain exceptions) and the portfolio will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis.

The securities purchased by the Fund are subject to the quality, diversification, and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and other rules of the Securities and Exchange Commission (the “SEC”). The Fund will only purchase securities that present minimal credit risk as determined by BlackRock Advisors, LLC (“BlackRock”), the Fund’s investment manager, pursuant to guidelines approved by the Trust’s Board of Trustees.

The Fund is a “feeder” fund that invests all of its assets in Master Treasury Strategies Institutional Portfolio (“Treasury Strategies Institutional Portfolio”), which has the same investment objectives and strategies as the Fund. All investments are made at the Treasury Strategies Institutional Portfolio level. This structure is sometimes called a “master/feeder” structure. The Fund’s investment results will correspond directly to the investment results of Treasury Strategies Institutional Portfolio. Where applicable, “Treasury Strategies Institutional Fund” or the “Fund” refers also to Treasury Strategies Institutional Portfolio.

The section of the summary prospectus entitled “Key Facts About BlackRock Government Institutional Fund—Performance Information” is amended to delete the first paragraph of that section in its entirety and replace it with the following:

Effective January 4, 2016, the Fund changed its investment strategies in order to be categorized as a “government money market fund” under Rule 2a-7 under the Investment Company Act. Performance for the periods shown below prior to January 4, 2016 is based on the prior investment strategy utilized by the Fund, which permitted investment in a wider range of money market securities and instruments, in addition to U.S. Government securities. Effective May 2, 2016, the Fund further changed its investment strategies in order to limit its investments to cash, U.S. Treasury securities and certain repurchase agreements, as more fully described in “Fund Overview—Principal Investment Strategies of the Fund.” The information shows you how Treasury Strategies Institutional Fund’s performance has varied year by year and provides some indication of the risks of investing in the Fund. As with all such investments, past performance is not an indication of future results. To the extent that dividends and distributions have been paid by the Fund, the performance information for the Fund in the chart and table assumes reinvestment of the dividends and distributions. The table includes all applicable fees and sales charges. If the Fund’s investment manager and its affiliates had not waived or reimbursed certain Fund expenses during these periods, the Fund’s returns would have been lower. The Fund is a money market fund managed pursuant to the requirements of Rule 2a-7 under the Investment Company Act. Effective May 28, 2010, Rule 2a-7 was amended to impose new liquidity, credit quality and maturity requirements on all money market funds. Fund performance shown prior to May 28, 2010 is based on Investment Company Act rules then in effect and is not an indication of future returns. Updated information on the Fund’s performance can be obtained by visiting www.blackrock.com/cash or can be obtained by phone at (800) 626-1960.

The section of the summary prospectus entitled “Key Facts About BlackRock Government Institutional Fund—Purchase and Sale of Fund Shares” is amended to change the minimum initial investment amount from $100,000 to $3,000,000.

Shareholders should retain this Supplement for future reference.

SPRO-FFI-GI-0316SUP